Exhibit 99.2 April 2022

Disclaimer Disclaimers This Presentation (“Presentation”) is for informational purposes only. This Presentation shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. This Presentation has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Cytovia Therapeutics, Inc. (“Cytovia”) and Isleworth Healthcare Acquisition Corp. (“Isleworth”) and the related transactions (the “Proposed Business Combination”) and for no other purpose. Neither the United States Securities and Exchange Commission (the “SEC”) nor any securities commission of any other U.S. or non-U.S. jurisdiction has approved or disapproved of the Proposed Business Combination presented herein, or determined that this Presentation is truthful or complete. Any representation to the contrary is a criminal offense. No representations or warranties, express or implied are given in, or in respect of, this Presentation. To the fullest extent permitted by law in no circumstances will Isleworth, Cytovia or any of their respective subsidiaries, stockholders, affiliates, representatives, directors, officers, employees, advisers, or agents be responsible or liable for a direct, indirect, or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither Isleworth nor Cytovia has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Cytovia or the Proposed Business Combination. Viewers of this Presentation should each make their own evaluation of Cytovia, the Proposed Business Combination and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Forward-Looking Statements Certain statements included in this Presentation that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will, “estimate,” “continue,” “anticipate,” “intend,” expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to statements regarding estimates and forecasts of financial and performance metrics, including Cytovia’s expectations regarding cash runway, projections of market opportunity, operating results, potential revenues, growth forecasts, business strategy, various addressable markets, anticipated trends, developments in markets in which Cytovia operates; the initiation, timing, progress, scope and results of Cytovia’s ongoing pre-clinical studies, planned clinical trials and research and development programs; the timing, availability and presentation of pre-clinical and regulatory developments; Cytovia’s ability to timely file and obtain approval of investigational new drug applications for its planned clinical trials; the potential benefits of Cytovia’s platforms, programs and product candidates; the development and the commercial potential, growth potential and market opportunity for Cytovia’s product candidates, if approved, and the drivers, timing, impact and results thereof; the potential and future results of current and planned collaborations; Cytovia’s ability to obtain and maintain regulatory approval of any of Cytovia’s product candidates; Cytovia’s plans to research, discover and develop additional product candidates, including by leveraging other technologies and expanding into additional indications; Cytovia’s ability to expand its manufacturing capabilities, and to manufacture its product candidates and scale production; and Cytovia’s ability to meet the milestones set forth herein. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of the respective management of Cytovia and Isleworth and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions this presentation relies on. Many actual events and circumstances are beyond the control of Cytovia and Isleworth. These forward-looking statements are subject to a number of risks and uncertainties, including (i) changes in domestic and foreign business, market, financial, political, economic and legal conditions; (ii) the inability of the parties to successfully or timely consummate the Proposed Business Combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Business Combination or that the approval of the stockholders of Isleworth or Cytovia is not obtained; (iii) failure to realize the anticipated benefits of the Proposed Business Combination or to obtain additional financing projected in this Presentation; (iv) risks relating to the uncertainty of the projected information, including Cytovia’s ability to project future capital needs, cash utilization and potential cash inflows, and timing with respect to Cytovia and its product candidates; (v) uncertainties inherent in research and development, including related to safety, progression of and results from its ongoing pre-clinical studies and planned clinical trials candidates; (vi) difficulties arising from Cytovia’s third-party licenses, or supply-chain or manufacturing challenges; (vii) Cytovia’s ability to obtain adequate financing to fund its operations, including the anticipated convertible note bridge financing, ongoing pre-clinical studies, planned clinical trials and other expenses; (viii) unexpected safety or efficacy data observed during pre-clinical or clinical studies; (ix) the failure of the data from Cytovia’s pre-clinical trials to be indicative in human trials; (x) the ability of Cytovia to protect its intellectual property rights; (xi) trends in the industry, changes in the competitive landscape, and delays or disruptions due to the COVID-19 pandemic, including the risk that the ongoing COVID-19 pandemic and the associated containment efforts may disrupt Cytovia’s business and/or the global healthcare system (including its supply chain) more severely than it has to date or more severely than anticipated (xii) changes in the legal and regulatory framework for the industry or unexpected litigation or disputes and future expenditures; (xiii) the amount of redemption requests made by Isleworth stockholders; (xiv) the ability to maintain the listing of the combined company’s securities on the Nasdaq Stock Market LLC or another national securities exchange; (xv) the risk that the Proposed Business Combination disrupts current plans and operations of Cytovia or Isleworth as a result of the announcement and consummation of the Proposed Business Combination; (xvi) the risk that any of the conditions to closing are not satisfied in the anticipated manner or on the anticipated timeline; (xvii) the effects of competition on Cytovia’s future business and the ability of the combined company to grow and manage growth profitably, maintain relationships with collaborators, manufacturers, suppliers, licensors or strategic partners and retain its management and key employees; (xviii) any changes to accounting methods of Isleworth; (xix) the risk factors included in this Presentation; and (xx) those factors discussed in Isleworth’s final prospectus dated February 24, 2021 (the “Isleworth Prospectus”) under the heading “Risk Factors,” and other documents Isleworth has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Isleworth nor Cytovia presently know, or that Isleworth or Cytovia currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Isleworth’s and Cytovia’s expectations, plans, or forecasts of future events and views as of the date of this Presentation. Isleworth and Cytovia anticipate that subsequent events and developments will cause Isleworth’s and Cytovia’s assessments to change. However, while Isleworth and Cytovia may elect to update these forward-looking statements at some point in the future, Isleworth and Cytovia specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Isleworth’s and Cytovia’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. 2

Disclaimer Use of Projections This Presentation contains projected financial information with respect to Cytovia. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive, and other risks and uncertainties. See “Forward-Looking Statements” above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. Neither Isleworth’s nor Cytovia’s independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation or any other purpose, and accordingly, none of such independent auditors has expressed any opinion or provided any other form of assurance with respect to such projections. There are many risks that could affect the business and results of operations of Cytovia, many of which are beyond its control. If any of these risks or uncertainties occurs, Cytovia’s business, financial condition and/or operating results could be materially and adversely harmed. Additional risks and uncertainties not currently known or those currently viewed to be immaterial may also materially and adversely affect Cytovia’s business, financial condition and/or operating results. Additional Information About the Proposed Business Combination and Where To Find It The Proposed Business Combination will be submitted to stockholders of Isleworth for their consideration. Isleworth intends to file a registration statement on Form S-4 (the “Registration Statement”) with the SEC which will include preliminary and definitive proxy statements to be distributed to Isleworth’s stockholders in connection with Isleworth’s solicitation for proxies for the vote by Isleworth’s stockholders in connection with the Proposed Business Combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Cytovia’s stockholders in connection with the completion of the Proposed Business Combination. After the Registration Statement has been filed and declared effective, Isleworth will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the Proposed Business Combination. Isleworth’s stockholders and other interested persons are advised to read, once available, the preliminary proxy statement / prospectus and any amendments thereto and, once available, the definitive proxy statement / prospectus, in connection with Isleworth’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the Proposed Business Combination, because these documents will contain important information about Isleworth, Cytovia, and the Proposed Business Combination. Stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Proposed Business Combination and other documents filed with the SEC by Isleworth, without charge, at the SEC’s website located at www.sec.gov. Isleworth, Cytovia and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Isleworth in favor of the approval of the Potential Business Combination. Information regarding Isleworth’s directors and executive officers is contained in the Isleworth Prospectus. Additional information regarding the interests of those participants, the directors and executive officers of Cytovia and other persons who may be deemed participants in the Potential Business Combination may be obtained by reading the registration statement and the proxy statement / prospectus and other relevant documents filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding paragraph. No Offer or Solicitation INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. Trademarks This presentation contains trademarks, service marks, trade names, and copyrights of Isleworth, Cytovia, and other companies, which are the property of their respective owners. The information contained herein is as of April 2022 and does not reflect any subsequent events. 3

Key Management Leadership Daniel Teper Stanley Frankel, MD Wei Li, PhD Al Weiss Bob Whitehead Chief Medical Officer Chief Scientific Officer Chairman CEO, Director PharmD, MBA Co-Founder, Chairman & CEO 35+ years of academic, medical and 35+ years of experience as biopharma 15+ years of experience as biopharma 30+ years of experience as a corporate 30+ years of experience as a corporate industry experience in the research, entrepreneur, corporate executive professional and founding member of two executive and acquisitions consultant executive in the pharmaceuticals industry clinical development, and biotech companies commercialization of I/O and cellular therapies 4

Isleworth: Dedicated Healthcare SPAC Sponsor with Significant Assets to Deploy

Executives	Experience	Background
 **Al Weiss** Chairman	Disney, APOLLO, Global Blockchain Ventures	▪ 30+ years of experience as a corporate executive and acquisitions consultant ▪ Previously served as President of Walt Disney World and served as President of World Wide Operations for Disney's Walt Disney Parks and Resorts Business
 **Bob Whitehead** Chief Executive Officer	SLATE, sprout pharmaceuticals, ZymoGenetics, Prestwick Pharmaceuticals, AUXILIUM, Dura Pharmaceuticals	▪ 30+ years of experience as a corporate executive in the pharmaceuticals industry ▪ Previously led the sale of Dura (COO), Slate (CEO) and Sprout (CEO, COO)
 **Dan Halvorson** Chief Financial Officer	brain corp, DIVX, Novatel Wireless, Dura Pharmaceuticals	▪ 30+ years of experience as a biopharmaceuticals and tech corporate executive ▪ Previously with Brain Corporation (CFO) and Dura (Director of Finance)
 **Michelle McKenna** Director	RingCentral, Quotient, NFL	▪ 30+ years of experience as a public board member with significant experience in M&A, technology and early-stage companies ▪ Currently serves on the public boards of Ring Central and Quotient
 **Monica Reed** *MD* Director	AdventHealth Celebration, IntuiTap Medical, Intuitive Surgical	▪ 30+ years of experience as a corporate executive and consultant in the healthcare industry ▪ Currently serves on the boards of Intuitive Surgical, IntuiTap Medical and Teach For America Central Florida
 **Vipul Patel** *MD* Director	AdventHealth Celebration	▪ 20+ years of experience in laparoscopy and has performed more robotic surgeries than any other surgeon worldwide ▪ Currently serves as the Medical Director of the Global Robotics Institute at Advent Health Celebration and Advent Health Cancer Institute Urologic Oncology Program
 **Bob Dahl** Director	Arrowhawk Capital Partners, The Carlyle Group	▪ 30+ years of experience as a private investor, corporate executive and the Global Head of Healthcare at The Carlyle Group ▪ Currently serves as a Director for several private companies

5

Isleworth: Dedicated Healthcare SPAC Sponsor with Significant Assets to Deploy (cont’d) Healthcare-focused SPAC with $207MM cash in trust Investment Mandate § Seeking investments in healthcare, with an emphasis on innovative emerging-stage companies § Sub-segment focus - biopharmaceuticals, medical technology & medical devices Isleworth Team Highlights and Capabilities § Healthcare expertise across numerous sub-segments § Strong operational expertise and public company experience § Post-transaction support § Broad network of contacts and advisors through its directors and officers The Team Connected Business Purpose - Sub-segment Focus Healthcare Experienced operators with high Access to deal flow through Biopharmaceuticals, medical (1) broad network of contacts and technology & medical devices deal IQ , public company Focused on innovative, advisors experience & solid post- emerging-stage companies transaction support 6 (1) IQ: Intelligence quotient

A Compelling Transaction[1] for All Stakeholders[2]

($ in MM, except per share values, totals may not add due to rounding)

If Cytovia raises ~$100MM in proceeds, it would be funded through anticipated Phase 1/2 data readout at the end of 2H 2024

Sources of Funds[3]	
Cytovia Equity Rollover	$285
SPAC Cash In Trust[4]	207
Isleworth (Sponsor) Equity	40
PIPE Proceeds at BCA Signing[5]	20
Incremental PIPE Proceeds Sought Post-BCA Signing[5]	30
Incremental Convertible Note Proceeds Sought Post-BCA Signing[6]	30
Cellectis Convertible Note Conversion to Equity	20
Total Sources	**$632**

Uses of Funds[3]	
Cytovia Equity Rollover	$285
Cash to Pro-forma Balance Sheet[7]	265
Isleworth (Sponsor) Equity	40
Estimated Transaction Expenses	22
Cellectis Convertible Note Conversion to Equity	20
Total Uses	**$632**

Additional Transaction Details

- Assumes 100% rollover by existing Cytovia equity holders
- Pro-forma equity value of $632MM
- Earn-out of up to 4MM shares for existing Cytovia equity holders[8]
- Transaction expected to close by Q3 2022, subject to closing conditions

Pro-forma Valuation	
Share Price	$10.00
Pro-forma Shares Outstanding	63.2
Pro-forma Equity Value	**$632**
(-) Cash to Pro-forma Balance Sheet[7]	(265)
Pro-forma Enterprise Value	**$367**

Illustrative Pro-forma Ownership[3][5][6][9]

Assumes $10.00 share price

- Existing Cytovia Shareholders
- Public SPAC Shareholders
- PIPE Investors at BCA Signing
- PIPE Investors Post-BCA Signing
- Isleworth (Sponsor)
- Proposed Convertible Note Securityholders
- Cellectis



40%
33%
4%
6%
6%
6%
4%

(1) There is no guarantee that the Proposed Business Combination, the PIPE offering, the convertible notes offering or any other alternative financings, will close on the terms contemplated, on the timing anticipated or at all. Please see the "Disclaimer" and "Risk Factors" slides in the Presentation for additional information

(2) The information in this slide includes assumptions related to the planned conversion by Cellectis of its $20MM convertible notes obligation to equity, which conversion is expected to occur at anticipated PIPE pricing upon closing of the Business Combination

(3) Gives effect to the issuance of three additional shares of Isleworth (i) to PIPE investors for every ten shares of common stock of the combined company purchased by PIPE investors and (ii) to Cellectis and convertible noteholders for every ten shares of common stock of the combined company converted into by Cellectis and convertible noteholders pursuant to their convertible notes, respectively. We refer to these additional shares issued as "inducement shares." Isleworth/Cyotvia have the ability under the Business Combination Agreement (BCA) to issue an additional one million inducement shares for the purpose of securing additional cash on the balance sheet at closing. For each inducement share issued, Cytovia will receive one-half fewer shares in the equity rollover and Isleworth will forfeit one-half of a founder share

(5) $20MM of PIPE proceeds will be committed as of the signing of the BCA. We intend to pursue an additional $30MM of PIPE proceeds after the signing of the BCA from investors with which we have pre-existing relationships. There can be no guarantees we will raise any of the incremental PIPE proceeds on terms favorable to us or at all. We may close the business combination even if we do not raise additional cash in a PIPE offering or otherwise

(6) We intend to pursue an additional $30MM of proceeds from the issuance of convertible notes or other alternative financing sources after the signing of the BCA. There can be no guarantees we will raise any of the incremental convertible notes or alternative financing proceeds on terms favorable to us or at all. We may close the business combination even if we do not raise additional cash through the offering of convertible notes or other alternative financings

(7) Comprised of SPAC Cash in Trust, plus PIPE proceeds at BCA signing, incremental PIPE proceeds sought post-BCA signing, incremental alternative financing proceeds sought post-BCA signing, less estimated transaction expenses

(8) Within the 2-year Earn-out Period; 2MM shares at above $15.00 and an additional 2MM shares at above $20.00

(9) Assumes no warrants exercised and does not include share reserve for EIP or any shares issuable upon exercise of any warrant

7

The Revolution of Cell Therapy is Accelerating 2021: First publication 2020: regarding the First publication about combination of NK- CAR-NK in clinic in NEJM Engager & NK Cells (2) (MD Anderson) (AFMD/MD Anderson) 2017: 2020: First FDA approved Nobel Prize awarded for CAR-T Drug 2012: 2012: CRISPR gene-editing Nobel Prize awarded First CAR T proof-of- (1) for the discovery of concept in ALL iPSC cells 2019: First clinical iPSC –NK data (FATE) 2019: Cytovia Therapeutics founded (1) ALL: Acute lymphoblastic leukemia 8 (2) To our knowledge

Cytovia is a Next-generation Biotech Company at the Forefront of the NK Revolution Towards a Cancer Cure

First-in-class company combining gene-edited iPSC NK Cell and NK Cell-engager antibody platforms

iPSC-Derived NK Cell Platform

- Core iPSC technology facilitates gene-editing and highly scalable production of NK Cells from monoclonal master cell banks
- Product-specific composition of matter IP applications & licenses[1] from third-parties covering technology and targets
- UCSF research partnership structured to enable optimal gene-editing loci
- Cellectis partnership structured to enable custom TALEN® gene-editing

Flex-NK™ Cell Engager Antibody Platform

- Quadrivalent, multifunctional antibody platform targeting NKp46
- Flexible linker that facilitates multifunctional binding
- Ability to target a wide range of tumor antigens
- Potential to combine with multiple modalities - NK Cells, immuno-oncology ("I/O") and cytokines

Cytovia Therapeutics

- ✓ **First-in-class GPC3-Targeting Program for Hepatocellular Carcinoma ("HCC") and Other Solid Tumors**
- ✓ **Multiple Near-Term Value Inflection Points: Up to Three IND Filings in 2022, Including GPC3 HCC Program**
- ✓ **Broader Pipeline Includes CD38 & EGFR Targeted Product Candidates**

Strong Management Team With Key Academic Partnerships

- Significant experience across drug discovery, development & commercialization
- NYSCF, UCSF, Hebrew University, NCI, Inserm

Internal R&D Team & Manufacturing Infrastructure

- MA-based fully operational R&D labs
- Puerto Rico-based cGMP cell manufacturing expected to be operational in early 2022

China Market Access via CytoLynx Strategic Collaboration

- Facilitates patient access and accelerates global development of GPC3 program
- 2021 equity infusion from leading institutional investors

(1) Exclusive or non-exclusive as to select targets

9

Robust Pipeline Across Multiple Indications

Up to three IND filings anticipated in 2022, including GPC3 HCC program[(1)]

Target	Program	Program Description	Indications	Stage	2022	2023
GPC3	CYT-303	GPC3 Flex-NK™ Engager	HCC, Solid Tumors	Pre-Clinical	IND Application	
	CYT-303 + CYT-100	GPC3 Flex-NK™ Engager + Unedited iNK Cells	HCC, Solid Tumors	Pre-Clinical	IND Application	
	CYT-303 + CYT-150	GPC3 Flex-NK™ Engager + Edited iNK Cells	HCC, Solid Tumors	Pre-Clinical		IND Application
	CYT-503	GPC3 CAR-iNK Cells	HCC, Solid Tumors	Pre-Clinical		IND Application
CD38	CYT-338	CD38 Flex-NK™ Engager	Multiple Myeloma	Pre-Clinical	IND Application	
	CYT-538	CD38 CAR-iNK Cells	Multiple Myeloma	Pre-Clinical		IND Application
EGFR	CYT-501	EGFR vIII+wt CAR-iNK Cells	GBM, Solid Tumors	Pre-Clinical		IND Application

(1) Based on projected funds received in the proposed transaction assuming no redemptions

10

Premier Partnerships Providing Access to Core Technologies (1) (2) (3) Research & Development cGMP Cell Manufacturing Natick, MA Puerto Rico (2) (1) Cellectis $20MM convertible notes obligation is expected to convert into equity upon consummation of a qualified transaction. The consummation of the Proposed Business Combination would trigger conversion of Cellectis convertible notes obligation into equity at PIPE pricing (2) Cytoimmune and NYSCF own equity in Cytovia 11 (3) Manufacturing facility expected to be operational in early 2022

Cytovia’s US-Based R&D and cGMP Cell Manufacturing Facility R&D FACILITY AND TEAM IN NATICK, MASSACHUSETTS DESIGNED FOR PRE-CLINICAL DEVELOPMENT AND CELL CYTOVIA’S cGMP FACILITY WILL ALLOW FOR CLINICAL AND (1) THERAPY PROCESS DEVELOPMENT COMMERCIAL SCALE 2 § Capabilities include: § 3,000ft dedicated for cGMP clean rooms; six ISO 7 cleanroom suites - NK biological research § Access to shared spaces that include quality control and process - iNK Cell process development development labs - Gene-editing § Partnership with OcyonBio provides quality control assay, facility - in vitro and in vivo pharmacology and material management services - Toxicology and pre-clinical safety evaluations Academic and Biotech Experience 12 (1) Puerto Rico-based cGMP manufacturing facility expected to be operational in early 2022

China Market Access via CytoLynx Strategic Collaboration

Facilitates patient access and accelerates global development of GPC3 program

Cytovia-CytoLynx Strategic Synergies

1. Shanghai development and fully operational manufacturing hub with local management team
2. Coordination with Cytovia on integrated development through Joint Development Team
3. Patient access in China to enable and accelerate global development
4. Opportunity to expand China product pipeline

Immediate Financial Benefits

- ✓ CytoLynx strategic collaboration established with a leading Chinese institutional investor syndicate and launched in September 2021
  - Aggregate equity investment of $45MM in Cytovia & CytoLynx
- ✓ Four products initially licensed to CytoLynx:
  - GPC3 Flex-NK™, GPC3-CAR-iNK, Unedited and Edited iNK
- ✓ Cytovia to receive milestones and royalties

Operational Benefits

- ✓ Access to China R&D hub and cGMP manufacturing
- ✓ CytoLynx strategic collaboration to contribute to the global development of Cytovia products following FDA standards
- ✓ CytoLynx strategic collaboration to potentially develop its own pipeline for global development leveraging Cytovia's technology platforms

13

Cytovia’s Experienced Management Team with Top-Tier Board and Scientific Advisors Executives Experience Board Members Experience Tom Robinson, Daniel Teper, MBA PharmD, MBA Director Co-Founder, Chairman & CEO Michael Friedman, MD Gilles Seydoux, Co-Founder & Director PharmD Co-Founder, Acting Chief Business Jason Aryeh Officer & Corporate Secretary Director Stanley Frankel, Laurent Audoly MD PhD Chief Medical Officer Co-Founder & Director Wei Li, PhD Chief Scientific Officer Scientific Advisors Experience Olivier Gouédard, Justin Eyquem, PharmD, MBA PhD Chief Operating Officer Michael Caligiuri, Dana Levy, MD MBA Senior VP Yaron Ilan, Accounting and Finance MD Elysa Mantel, JD Ofer Mendelboim, VP & General Counsel PhD 14

Glypican 3 (GPC3) Hepatocellular Carcinoma Program 15

Blue Ocean Opportunity for HCC Market (1) Liver Cancer: Suboptimal Therapies Driving High Unmet Need Therapeutic Market Opportunity th th § Liver cancer is the 6 most common cancer and the 4 leading cause of cancer-related deaths worldwide $3.1BN 2020 – 2025E CAGR: 13% § High unmet need with ~72% of patients non-responsive to current standard of care (atezolizumab-bevacizumab), and $1.7BN progression free survival rate of 6.8 months Worldwide Incidence of Liver Cancer High Mortality: 623K deaths annually and 5-year survival rate of less than 9% 2020 2025E EU: 66K US: 32K China: 308K Japan: 46K China: 308K We believe that Cytovia is uniquely positioned to address the high unmet need in HCC by developing differentiated therapies targeting novel and validated targets to drive favorable clinical outcomes for patients HCC Incidences WW: 680K ROW: 320K (1) Data refers to small molecule therapies Source: Evaluate Pharma; Int. Agency for Research on Cancer from WHO, 2020; N Engl J Med 2019;380:1450-62. DOI: 10.1056/NEJMra1713263; N Engl J Med 2020;382:1894-905. DOI: 10.1056/NEJMoa1915745; 16 J Res Med Sci. 2019; 24: 86. Published online 2019 Oct 25. DOI: 10.4103/jrms.JRMS_1017_18; GlobalData 2021; Cancer Treatment Centers of America 2022

HCC: Attractive Market Opportunity with High Scarcity Value for GPC3-Targeting Therapies

GPC3 is a tumor-associated antigen expressed in broad range of tumors & predominantly absent in normal tissues

GPC3 Expression in Solid Tumors (% Positive Staining)


66%
54%
52%
52%
41%
29%
HCC
Lung Cancer-Squamous
Liposarcoma
Non-seminoma Testicular Germ Cell
Cervical Intraepithelial Neoplasia
Malignant Melanoma

Select GPC3 Development Programs

	Takeda	Legend Biotech	Adicet Bio / Regeneron	Senti Bio	Athenex[1]	Cytovia
Stage	Phase 1	Pre-Clinical	Pre-Clinical	Pre-Clinical	Pre-Clinical	Pre-Clinical
Cell Type	CAR-T	CAR-T	Vδ1 gamma delta CAR-T	CAR-NK	CAR-NKT	iNK CAR-iNK
Source	Patient	Patient	Donor-Derived	Donor-Derived	Donor-Derived	iPSC
Cell-Engager Antibodies	✗	✗	✗	✗	✗	FLEX-NK™

(1) Athenex acquired Kuur Therapeutics in May, 2021
Source: Baumhoer et al., Am J Clin Pathol 2008;129:899-906

17

GPC3 Flex-NK™ Cell Engagers Shown to Redirect NK Cells to Kill HCC Tumors Cells *in vitro*

CYT-303 in combination with NK Cells demonstrated anti-tumor activity in vitro with a good safety profile

Design and Binding Activity *in vitro*

CYT-303



GPC3
Hinge 2
Linker
NKp46
Hinge 1
WT-IgG1Fc

CYT-303 is a tetravalent NK Cell-engager via NKp46 targeting GPC3 with additional NK binding via the Fc region

Shows dose dependent binding to purified PBNK cells expressing NKp46 and Hep3B tumor cells expressing GPC3 by flow cytometry

PBNK Cells



CYT-303 Binding (MFI of AF488)
1 000 000
100 000
10 000
1000
50
2
0.08
0.0032
0
Concentrations (µg/ml)
CYT-303
hIgG1

Hep3B Cells



CYT-303 Binding (MFI of AF488)
1 000 000
100 000
10 000
2
0.08
0.0032
0
Concentrations (µg/ml)
CYT-303
hIgG 1

Functional Activities *in vitro*

PBNK - Hep3B



Percentage of Killing (%)
40
30
20
10
0
10
2
0.4
0.08
0.016
0.0032
0
µg/ml
CYT-303
GPC3 mAb
NKp46 mAb
IgG1

CYT-303 showed cytotoxic activation of NK Cells against Hep3B tumors *in vitro*

Redirected higher PBNK cytolysis of Hep3B tumors compared to single mAbs directed against GPC3 or NKp46 at the indicated CYT-303 concentrations at a fixed E/T=1 for 5 hours was assessed by flow cytometry using a cell viability dye. Dose dependent CYT-303 cytolysis of Hep3B tumors was observed that peaked around 2-0.4 µg/ml.



Percentage of killing (%)
50
40
30
20
10
0
100
50
10
2
0.4
0.08
µg/ml
CYT-303
Dara
IgG1

CYT-303 showed favorable *in vitro* NK Cell fratricide, immune cell and cytokine release profile

NK Cell fratricide by CYT-303 was evaluated using purified PBNK's in the presence of CYT-303 or daratumumab or human IgG by flow cytometry using the live dead cell dye. While daratumumab showed significant fratricide of PBNK cells, no significant fratricide was observed with CYT-303

Source: Arulandam et al, AACR, poster 2752 AACR 2022

18

Cytovia’s Unedited iNK Cells Demonstrated in vitro & in vivo Cytotoxicity in vivo Functional Activity in vitro Functional Activity Cytotoxicity Cell Based Assay Mouse Model with HCC Cell Line iNK Cells Shown to Potently Kill K562 Tumor Targets iNK Cells Demonstrated the Ability to Inhibit HepG2 Tumor Growth 19 Source: Data on file

The Combination of CYT-303 and iNKs Showed Greater Hep3B Tumor Growth Inhibition Compared to iNKs Alone In an in vivo Model of Hepatocellular Carcinoma (HCC) Proof-of-concept of CYT-303 and iNK combination in vivo presented at AACR 2022 Functional Activities in vivo 20 Source: Arulandam et al, AACR, poster 2752 AACR 2022

HCC-Specific Multi-Cohort Phase 1/2 Study Design

Trials designed to evaluate monotherapy and combinations



Expected Enrollment
Phase 1
Randomized Phase 2
Q4 '22
CYT-303 Dose Escalation Arm A
DL1
DLx
RP2D Mono
Crossover Continue A add B
CYT-303 RP2D
Q1 '23
CYT-100 Dose Escalation Arm B
DL1
DLx
RP2D Mono
Crossover To Arm A
CYT-100 RP2D
Q1 '24
CYT-303 + CYT-100 Combo Arm C
Combo DL1
Combo DLx
Combo RP2D
Combo RP2D
CYT-303
CYT-100
Q3 '23
CYT-100 Pre-complex with CYT-303 Arm D
DL1
DLx
RP2D
CYT-100 Pre-complex with CYT-303

DL1: Initial Dose Level
DLx: Dose Level Escalation
RP2D: Recommended Phase 2 Dose

21

Cytovia Therapeutics: Platform Technologies and Manufacturing 22

(1) iPSC Technology May Provide Significant Benefits Over Existing Cell Therapy Approaches Target Product Profile iPSC-Derived Cells Donor- Autologous Allogeneic iPSC-Derived Derived CAR-T CAR-T CAR-NK (2) CAR-NK Unlimited replicative capacity without loss of EXPECTED SAFETY 1 functionality Graft Versus Host Disease Low TBD Low Low Risk (GvHD) Cytokine Release Syndrome High High Low Low Streamlined capacity and product consistency 2 (CRS) or Neurotoxicity Risk MANUFACTURING Off-the-Shelf Product - + + ++ Capability to enable quality control when complex 3 Cost of Manufacturing +++++ ++ ++ + gene editing is used Ease of Gene-Editing ++ + ++ +++++ Master Cell Bank - + + +++ § Hematopoietic stem cells reprogrammed to immature state as starting Homogeneous Product + + + +++ material to produce optimal iPSC cell therapy products Batch-to-Batch Variation Yes Yes Yes No § iPSC-derived cells possess unlimited capability to multiply and differentiate Multiple Dosing No TBD Yes Yes at scale Quality Control Release Multiple Multiple Multiple One-time § iPSC cells can be used for multiple gene edits followed by creating a master cell bank of a single engineered clone prior to differentiation into iPSC NK EXPECTED EFFICACY Cells (3) +++ Persistence +++++ ++ + § A single master cell bank allows iPSC-derived products to be manufactured CAR-Independent Tumor - - + + with greater consistency, at large scale and at reduced cost compared to Cytotoxicity donor-derived NK Cells Improved Activity Against - - + + Solid Tumors (1) Based on a multiplicity of studies which were generally not conducted on a comparative basis (2) Includes peripheral blood-derived and cord blood-derived CAR-NK Cells 23 (3) Target product profile requires validation from clinical studies, in vivo experiments are being conducted to support this claim

Fully-Integrated, In-House Process Development and cGMP Manufacturing Capabilities for NK Cell Platform(1)



TALEN® / Cellectis
Validated Gene Editing Technology
New Compositions of Matter
cGMP iPSC Line
Gene-Editing(2)
Edited iPSC MCB(3)
iPSC NK Differentiation
iNK/CAR iNK Expansion
Expansion with Feeder Cell(4)
Cryopreservation Process
Validated Targets/scFv
GPC3: Dr. Ho/NCI
EGFR: Dr. Caligiuri/Cytoimmune
CD38: Dr. Bensussan/INSERM
Optimized Integration Loci
Dr. Eyquem/UCSF

(1) Puerto Rico-based cGMP manufacturing facility expected to be operational in early 2022
(2) One-time event for each program
(3) MCB = Master Cell Bank
(4) Feeder cell free process in development

24

® Cytovia-Cellectis Collaboration for TALEN Gene-Edited iNK Cells Cellectis’ proprietary gene targeting method to edit cells - cutting DNA at the optimal locus and repairing it to knock-in and knock-out desired edits § Higher target specificity with customized nucleases for specific loci than CRISPR/Cas9 § Permanent modifications § Higher knock-out and knock-in efficiency to Cas9 § Can be used to: - Augment NK Cell anti-tumor functions by targeted CAR insertion - Knock-out or integrate genes of interest involved in NK Cell exhaustion, activation, tolerance or memory § Cellectis $20MM convertible notes obligation is expected to convert into equity upon consummation of a qualified transaction. The consummation of the Proposed Business Combination would trigger conversion of Cellectis convertible notes obligation into equity at PIPE pricing ® TALEN Gene-Edited iNK and CAR-iNK Cells ® Allogeneic, iNK & CAR- TALEN Gene-Editing iNK Expertise Expertise 25

Cytovia-UCSF Collaboration Designed to Identify Optimal Loci for Gene-Editing Seeking to develop next-generation CAR-NK Cells with improved tumor killing activity, persistence and therapeutic activity as well as more standardized manufacturing ® Illustration of TALEN Design Gene targeting of optimally designed CAR in NK Cells AIM 1 Justin Eyquem, PhD Senior Fellow Optimizing gene targeting in NK Cells UCSF - Parker Institute For Cancer Immunotherapy Principal Investigator UCSF – Eyquem Lab AIM 2 Finding the optimal locus to integrate CAR transgene AIM 3 Fine tuning the CAR signaling domain for NK Cells 26

Proprietary BsAb Technology Leading to Novel Multifunctional Flex Format

Flex-NK™ Cell Engager multi-specific antibodies help redirect NK Cells towards their target and further activate their killing activity at the tumor site


Antigen A
Antigen A
H
L1
NKp46
NKp46
Proprietary
Mutations
L2
IgGFc

- Proprietary mutations enable consistent pairing of heavy and light chains
- Higher avidity, improved affinity and specificity for target
- Enhancement of NK Cell function against target cells
- Low immunogenicity
- Good stability
- IP secured from scientific co-founder
- Manufacturability established[(1)]


Flex-Linker



Jean Kadouche, PhD
Co-founder

Cytovia Therapeutics

Flex-linker facilitates binding to multiple antigens on different cells

(1) Data on file
Source: Golay et al. J.Immunol 2016

27

Cytovia's Differentiated Approach to Engage NK Cells

NKp46 is a preferred activating receptor to induce NK Cell-mediated anti-tumor immunity in solid tumors

Significant Benefits of NKp46/CD16 as an Activating Receptor

- Primary driver of NK Cell's "natural cytotoxicity"
- Mediates NK Cell lysis of autologous, allogeneic or xenogeneic cells
- NKp46 shows sustained expression on NK Cells in the tumor microenvironment while other activating receptors, such as NKG2D, NKp30, CD16 and NKp44 are downregulated



A
Density plots
Heatmaps
NKp46
CD16
NKp44
Blood
Tumor
Cluster # 1
Cluster # 2
B
C
Blood
NAT
Tumor

(A) t-SNE[1] analysis of NK Cells from peripheral blood, and tumor tissue. Color-coded heatmaps show the relative staining intensity for each marker (lowest intensity in blue, highest in red)

(B) Flow cytometry study showing the percentage of NKG2D- and NKp46-positive NK cells in blood, normal adjacent tissues to the tumor and tumors

(C) Median fluorescence intensity for NKp46 staining, on the flow cytometry of peripheral NK Cells from cancer patients and healthy donors

Select NK-Engagers In Development

	Program	Pre-clinical	Phase 1	Phase 2	Phase 3
NKp46/CD16					
Cytovia	CYT-303 (GPC3)	Pre-clinical			
Cytovia	CYT-338 (CD38)	Pre-clinical			
innate pharma / sanofi	IPH6101 (CD123)	Phase 1/2			
CD16					
AFFIMED	AFM13 (CD30)	Phase 2			
AFFIMED	AFM24 (EGFR)	Phase 1/2			
AFFIMED / Genentech	RO7297089 (BCMA)	Phase 1			
GT Biopharma	GTB-3650 (CD33)	Pre-clinical			
GT Biopharma	GTB-4550 (PD-L1)	Pre-clinical			
GT Biopharma	GTB-5550 (B7-H3)	Pre-clinical			
NKG2D					
Dragonfly	DF1001 (HER2)	Phase 1/2			
Undisclosed					
Dragonfly / Bristol Myers Squibb	CC-96191 (CD33)	Phase 1			
Dragonfly / Bristol Myers Squibb	CC-92328 (Undisclosed)	Phase 1			
Dragonfly	MERCK				
Dragonfly	abbvie				

(1) t-SNE: t-distributed Stochastic Neighbor Embedding
Source: Gauthier et al, Cell 2019, 177, 1701-1713

28

Multiple Anticipated Near-term Value Inflection Points

1H '22 | 2H '22 | 1H '23 | 2H '23

1H '22
Initial pre-clinical data for iNKs + Flex-NK™ Cell Engagers

2H '22
Deliver GMP CYT-303 Phase 1 clinical supply

2H '22
Complete IND enabling studies of iNKs and Flex-NK™ Cell Engagers

2H '22
Pre-clinical proof-of-concept of gene-edited iNKs (CYT-150) and CAR-iNKs (CYT-503)

2H '22
File first two INDs (Flex-NK™ CYT-303; iNK CYT-100)

2H '22
Initiate disease-specific Phase 1 to evaluate CYT-303 and CYT-100 alone and in combination

1H '23
Complete IND enabling studies of CYT-150 and CYT-503

2H '23
File INDs for CYT-150 and CYT-503

2H '23
Preliminary Phase 1 data of CYT-303 and CYT-100

29

A Compelling Transaction[1] for All Stakeholders[2]

($ in MM, except per share values, totals may not add due to rounding)

If Cytovia raises ~$100MM in proceeds, it would be funded through anticipated Phase 1/2 data readout at the end of 2H 2024

Sources of Funds[3]	
Cytovia Equity Rollover	$285
SPAC Cash In Trust[4]	207
Isleworth (Sponsor) Equity	40
PIPE Proceeds at BCA Signing[5]	20
Incremental PIPE Proceeds Sought Post-BCA Signing[5]	30
Incremental Convertible Note Proceeds Sought Post-BCA Signing[6]	30
Cellectis Convertible Note Conversion to Equity	20
Total Sources	**$632**

Uses of Funds[3]	
Cytovia Equity Rollover	$285
Cash to Pro-forma Balance Sheet[7]	265
Isleworth (Sponsor) Equity	40
Estimated Transaction Expenses	22
Cellectis Convertible Note Conversion to Equity	20
Total Uses	**$632**

Additional Transaction Details

- Assumes 100% rollover by existing Cytovia equity holders
- Pro-forma equity value of $632MM
- Earn-out of up to 4MM shares for existing Cytovia equity holders[8]
- Transaction expected to close by Q3 2022, subject to closing conditions

Pro-forma Valuation	
Share Price	$10.00
Pro-forma Shares Outstanding	63.2
Pro-forma Equity Value	**$632**
(-) Cash to Pro-forma Balance Sheet[7]	(265)
Pro-forma Enterprise Value	**$367**

Illustrative Pro-forma Ownership[3][5][6][9]

Assumes $10.00 share price

- Existing Cytovia Shareholders
- Public SPAC Shareholders
- PIPE Investors at BCA Signing
- PIPE Investors Post-BCA Signing
- Isleworth (Sponsor)
- Proposed Convertible Note Securityholders
- Cellectis



40%
33%
4%
6%
6%
6%
4%

(1) There is no guarantee that the Proposed Business Combination, the PIPE offering, the convertible notes offering or any other alternative financings, will close on the terms contemplated, on the timing anticipated or at all. Please see the "Disclaimer" and "Risk Factors" slides in the Presentation for additional information

(2) The information in this slide includes assumptions related to the planned conversion by Cellectis of its $20MM convertible notes obligation to equity, which conversion is expected to occur at anticipated PIPE pricing upon closing of the Business Combination

(3) Gives effect to the issuance of three additional shares of Isleworth (i) to PIPE investors for every ten shares of common stock of the combined company purchased by PIPE investors and (ii) to Cellectis and convertible noteholders for every ten shares of common stock of the combined company converted into by Cellectis and convertible noteholders pursuant to their convertible notes, respectively. We refer to these additional shares issued as "inducement shares." Isleworth/Cyotvia have the ability under the Business Combination Agreement (BCA) to issue an additional one million inducement shares for the purpose of securing additional cash on the balance sheet at closing. For each inducement share issued, Cytovia will receive one-half fewer shares in the equity rollover and Isleworth will forfeit one-half of a founder share

(5) $20MM of PIPE proceeds will be committed as of the signing of the BCA. We intend to pursue an additional $30MM of PIPE proceeds after the signing of the BCA from investors with which we have pre-existing relationships. There can be no guarantees we will raise any of the incremental PIPE proceeds on terms favorable to us or at all. We may close the business combination even if we do not raise additional cash in a PIPE offering or otherwise

(6) We intend to pursue an additional $30MM of proceeds from the issuance of convertible notes or other alternative financing sources after the signing of the BCA. There can be no guarantees we will raise any of the incremental convertible notes or alternative financing proceeds on terms favorable to us or at all. We may close the business combination even if we do not raise additional cash through the offering of convertible notes or other alternative financings

(7) Comprised of SPAC Cash in Trust, plus PIPE proceeds at BCA signing, incremental PIPE proceeds sought post-BCA signing, incremental alternative financing proceeds sought post-BCA signing, less estimated transaction expenses

(8) Within the 2-year Earn-out Period; 2MM shares at above $15.00 and an additional 2MM shares at above $20.00

(9) Assumes no warrants exercised and does not include share reserve for EIP or any shares issuable upon exercise of any warrant

30

Anticipated Proceeds / Pro-forma Cash Expected to Fund Broad Pipeline Development

✓ *Sufficient runway expected for lead GPC3 program milestones, including proof-of-concept data*
✓ *Anticipated proceeds expected to provide runway for key milestones across broader pipeline into 2024*

Multiple Key GPC3 Milestones Expected to be Achieved with ~$100 MM

- Initial pre-clinical data iNKs + Flex-NK™ Cell Engagers
- Complete IND enabling studies of iNKs and Flex-NK™ Cell Engagers
- Deliver GMP CYT-303 Phase 1 clinical supply
- Pre-clinical proof-of-concept of gene-edited iNKs and CAR-iNKs
- File first two INDs (Flex-NK™ CYT-303; iNK CYT-100)
- Initiate disease-specific Phase 1 to evaluate CYT-303 and CYT-100 alone and in combination
- Complete IND enabling studies of gene-edited iNKs (CYT-150) and CAR-iNKs engagers (CYT-503)
- File INDs for CYT-150 and CYT-503
- Preliminary Phase 1 data of CYT-303 and CYT-100

31

Key Investment Considerations First-in-class GPC3-targeting program for HCC with in vivo proof-of-concept and initial INDs expected in 2022 and 2023 1 2 First company to combine proprietary NK Cell engager antibodies & iPSC-derived NK Cells Integrated R&D and cGMP cell manufacturing led by entrepreneurial management team 3 4 Expanding network of academic and corporate partnerships First NK company to establish China focused strategic collaboration (CytoLynx) 5 6 Broad pipeline including Multiple Myeloma and Glioblastoma programs 32

Risk Factors Certain Risks Related to Cytovia Therapeutics, Inc. • Our product candidates are in early stages of development, and therefore they will require extensive additional The below list of key risks has been prepared solely for the purposes of the proposed private placement transaction (the preclinical and clinical testing. Success in preclinical studies or early-stage clinical trials may not be indicative of “Private Placement”) as part of the Proposed Business Combination, and solely for potential investors in the Private results in future clinical trials and we cannot assure you that any ongoing, planned or future clinical trials will Placement, and not for any other purpose. Unless the context otherwise requires, all references in this subsection to the lead to results sufficient for the necessary regulatory approvals. “Company,” “Cytovia,” “we,” “us” or “our” refer to the business of Cytovia Therapeutics, Inc. and its subsidiaries prior • Clinical product candidate development involves a lengthy and expensive process and involve uncertain outcomes. to the consummation of the Proposed Business Combination. The risks presented below are some of the general risks to We may incur additional costs and encounter substantial delays or difficulties in our clinical trials. the business and operations of Cytovia following completion of the Proposed Business Combination. You should carefully • If we encounter difficulties in enrolling patients in our clinical trials, our clinical development activities could be consider these risks and uncertainties and should carry out your own diligence and consult with your own financial and delayed or otherwise adversely affected. legal advisors concerning the risks and suitability of an investment in this offering before making an investment decision. • We may not be able to file Investigational New Drug Applications to commence clinical trials on the timelines we Risks relating to the business of Cytovia will be disclosed in future documents filed or furnished with the SEC, including expect, and even if we are able to, the FDA may not permit us to proceed. documents filed or furnished in connection with the Proposed Business Combination between Isleworth and Cytovia. The • If we encounter difficulties in enrolling patients in our clinical trials, our clinical development activities could be risks presented in such filings will be consistent with those that would be required for a public company in SEC filings and delayed or otherwise adversely affected. may differ and may differ significantly from and be more extensive than those presented below. The risk factors • Our product candidates may cause serious adverse events or undesirable side effects or have other properties that presented in this presentation are qualified in their entirety by disclosures contained in future documents filed or may delay or prevent regulatory approval, cause us to suspend or discontinue clinical trials, limit the commercial furnished by Cytovia and Isleworth with the SEC. These risk factors are not exhaustive, and investors are encouraged to profile of an approved label, or result in significant negative consequences following marketing approval, if any. perform their own investigation with respect to the business, financial condition and prospects of Cytovia following the • Interim, “top-line” and preliminary data from our clinical trials that we announce or publish from time to time completion of the of the Proposed Business Combination. Investors should carefully consider the following risk factors in may change as more patient data become available and are subject to audit and verification procedures that addition to the information included in the investor presentation. Cytovia may face additional risks and uncertainties that could result in material changes in the final data. are not presently known to it, or that it currently deems immaterial, which may also impair Cytovia’s business, results of • Public opinion and scrutiny of cell-based immunotherapy and genetic modification approaches may impact public operations, financial condition or future growth prospects. perception of our company and product candidates, or may adversely affect our ability to conduct our business and our business plans. Risks Relating to Our Financial Condition, Limited Operating History, and Need for Additional Capital • The market opportunities for our product candidates may be limited to those patients who are ineligible for or § We have incurred substantial losses since our inception and anticipate that we will continue to incur substantial have failed prior treatments and may be small. and increasing net losses for the foreseeable future, and we may never achieve or maintain profitability. • We face significant competition from other biotechnology and pharmaceutical companies, which may result in § We have a limited operating history and have no products approved for commercial sale, which may make it others discovering, developing, or commercializing products before or more successfully than we do. difficult for you to evaluate the success of our business to date and to assess our future viability. • Development of a product candidate intended for use in combination with an already approved therapy may § Even if the Proposed Business Combination is successful, we will require substantial additional funding to finance present increased complexity and more or different challenges than development of a product candidate for use our operations. If we are unable to raise capital when needed, we could be forced to delay, reduce or terminate as a single agent. certain of our development programs or other operations. • Development of two novel product candidates in combination may present increased complexity and more or § Our history of recurring losses and anticipated expenditures raise substantial doubts about our ability to continue different challenges than development of a product candidate for use as a single agent. as a going concern. Our ability to continue as a going concern requires that we obtain sufficient funding to finance • We intend to study our product candidates in patient populations with significant comorbidities, and these our operations. patients may also receive treatment with cytotoxic lymphodepletion agents, cytokines, monoclonal antibodies, and/or other treatments, and/or other treatments that may result in deaths or serious adverse or unacceptable Risks Related to Our Business and Industry side effects and require us to abandon or limit our clinical development activities. • We are early in our research and development efforts, and all of our product candidates are still in pre-clinical • We may not identify or discover other product candidates and may fail to capitalize on programs or product development. If we are unable to successfully develop and commercialize product candidates or experience candidates that may present a greater commercial opportunity or for which there is a greater likelihood of significant delays in doing so, our business may be harmed. success. • Our approach to the development of product candidates based on our iPSC-Derived NK Cell Platform and our Flex- NK Cell Engager Antibody Platform is unproven, and we do not know whether we will be able to develop any products of commercial value, or if competing technological approaches will limit the commercial value of our product candidates or render our platforms obsolete. 33

Risk Factors (cont’d) Risks Related to Manufacturing and Our Dependence on Third Parties § We depend on intellectual property licensed from third parties and any failure to comply with our obligations under § We are building our own manufacturing facilities for the production of our product candidates and other future our license agreements or a termination of any of these licenses could result in the loss of significant rights, which products. As an organization, we have limited experience in the construction of a manufacturing plant, and would harm our business. accordingly, we cannot assure you we will be able to meet regulatory requirements. Delays in commissioning and § Third-party claims of intellectual property infringement may prevent or delay our product discovery receiving regulatory approvals for our manufacturing facility could delay our development plans and thereby limit and development efforts. our ability to generate product revenues. § We may be subject to claims that our employees, consultants, independent contractors or advisors have wrongfully § The manufacturing of our product candidates will be very complex. We are subject to a multitude of manufacturing used or disclosed alleged trade secrets of their current or former employers or claims asserting ownership of what risks, any of which could substantially increase our costs, delay our programs or limit supply of our product we regard as our own intellectual property, all of which could be costly and time-consuming to defend. candidates. § Changes in the patent law in the United States could diminish the value of patents in general, thereby impairing § We depend on strategic partnerships and collaboration arrangements, such as our collaboration arrangements with ® our ability to protect our product candidates and technology. Cellectis to develop TALEN gene-edited iNK Cells, Cytoimmune Therapeutics for EGFR CAR-NK Cell application to § We may not identify relevant third-party patents or may incorrectly interpret the relevance, scope or expiration of our iPSC CAR NK technology, and TFYF Limited for the development of iPSC-Derived NK Cell Platform and our Flex- a third-party patent, which might adversely affect our ability to develop, manufacture and market our product NK Cell Engager Antibody Platform, and if these arrangements are unsuccessful, this could result in delays and candidates. other obstacles in the development, manufacture or commercialization of any of our product candidates and § Patent terms may be inadequate to protect our competitive position on our product candidates for an adequate materially harm our results of operations. amount of time. § We rely, and expect to continue to rely, upon third parties to conduct certain research and development activities and assist us with our pre-clinical trials and clinical trials and commercial sale, if approved, of our product candidates. If these third parties do not successfully carry out their contractual duties or meet expected deadlines, Risks Related to Regulation and Legal Compliance we may not be able to timely develop, manufacture, obtain regulatory approval for or commercialize our product § Even if we obtain regulatory approvals for our product candidates, they will remain subject to ongoing regulatory candidates and our business could be substantially harmed. oversight. § A disruption to our internal or third-party manufacturing operations, or our, our third-party suppliers’ or § The regulatory processes that will govern the approval of our product candidates are complex and changes in manufacturers’ inability to manufacture sufficient quantities of our product candidates at acceptable quality levels regulatory requirements could result in delays or discontinuation of development or unexpected costs in obtaining or costs, or at all, would materially and adversely affect our business. regulatory approval. § Manufacturing facilities and clinical trial sites are subject to significant government regulations and approvals and § Our fully integrated product candidates represent new therapeutic approaches that could result in heightened if our or our partners third-party manufacturers fail to comply with these regulations or maintain these approvals, regulatory scrutiny, delays in clinical development or delays in or our inability to achieve regulatory approval, our business could be materially harmed. commercialization, or payor coverage of our product candidates. § Our product candidates rely on the availability of specialty raw materials, which may not be available to us on § Even if we obtain regulatory approval of our product candidates, the products may not gain market acceptance acceptable terms or at all. among physicians, patients, hospitals, cancer treatment centers and others in the medical community. § If conflicts arise between us and our collaborators or strategic partners, these parties may act in a manner adverse § Even if we obtain and maintain approval for our product candidates from the FDA, we may never obtain approval to us and could limit our ability to implement our strategies. outside the United States, which would limit our market opportunities. § We may not realize the benefits of potential future collaborations, licenses, product acquisitions, or other strategic § We expect the product candidates we develop will be regulated as biologics, and therefore they may be subject to transactions. competition sooner than anticipated. § We may seek to form collaborations in the future with respect to our product candidates, but may not be able to § We are subject to various foreign, federal, and state healthcare and privacy laws and regulations, and our failure do so, which may cause us to alter our development and commercialization plans. to comply with these laws and regulations could harm our results of operations and financial condition. Risks Related to Our Intellectual Property § Any failure to obtain, maintain, protect, or enforce our intellectual property and proprietary rights, or if the scope of intellectual property protection we obtain is not sufficiently broad, could impair our ability to compete or protect our proprietary technology and our brand. 34

Risk Factors (cont'd)

Risks Related to Our Business Operations, Employee Matters and Managing Growth

- We are subject to risks associated with the spread of COVID-19, and the global pandemic could seriously impact the research and development of our product candidates.
- Our ability to develop our proprietary technology platforms and products and our future growth depends on retaining our key personnel and recruiting additional qualified personnel.
- We, including Cytovia Biologics L.L.C., our Puerto Rican subsidiary, or the third parties upon whom we depend, may be adversely affected by earthquakes or other natural disasters, and our business continuity and disaster recovery plans may not adequately protect us from a serious disaster.
- We plan to expand our organization, and we may experience difficulties in managing this growth, which could disrupt our operations.
- We currently have no marketing, sales, or distribution infrastructure, and we intend to either establish a sales and marketing infrastructure or outsource this function to a third party. Either of these commercialization strategies carries substantial risks to us, including the failure to commercialize our products successfully.

Risks Related to the Proposed Business Combination and the Combined Company

- The ability of Isleworth's public stockholders to exercise redemption rights with respect to a large number of our shares could increase the probability that the Proposed Business Combination will be unsuccessful.
- If the benefits of the Proposed Business Combination do not meet the expectations of investors or securities analysts, the market price of the combined company's securities may decline.
- Our ability to successfully or timely consummate the Proposed Business Combination, is subject to the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Business Combination or that the approval of the stockholders of Isleworth or Cytovia is not obtained.
- Legal proceedings in connection with the Proposed Business Combination, the outcomes of which are uncertain, could delay or prevent the completion of the Proposed Business Combination.
- The announcement of the Proposed Business Combination could disrupt Cytovia's or Iselworth's relationships with its suppliers, finance partners and others, as well as its operating results and business generally.
- The ability to maintain the listing of the combined company's securities on the Nasdaq Stock Market or another national securities exchange.
- Isleworth and Cytovia will incur significant transaction and transition costs in connection with the Proposed Business Combination.
- The combined company may issue additional shares or other equity securities without your approval, which would dilute your ownership interest and may depress the market price of the combined company's securities.
- Our ability to use net operating losses and research and development credit to offset future taxable income may be subject to certain limitations as a result of the Proposed Business Combination.
- The combined company following the Proposed Business Combination will be highly dependent on the success of our programs. If we are unable to obtain approval for our programs' product candidates and effectively commercialize the products candidates for the treatment of patients in our approved indications, our business would be significantly harmed.
- A market for the combined company's securities may not develop, which would adversely affect the liquidity and price of the combined company's securities.
- Concentration of ownership after the Proposed Business Combination may have the effect of delaying or preventing a change in control.
- Claims for indemnification by the combined company's directors and officers may reduce its available funds to satisfy successful third-party claims against the combined company and may reduce the amount of money available to the combined company.
- The combined company will be deemed to be an "emerging growth company" and a "smaller reporting company" and, as a result, will be subject to reduced disclosure and governance requirements and the combined company's common shares may be less attractive to investors that companies that do not qualify for such reduced requirements.
- Isleworth is a recently organized company with no operating history and no revenues and has no basis on which to evaluate its ability to effectuate the Proposed Business Combination.
- Isleworth may complete the Proposed Business Combination even though a majority of the Isleworth public stockholders do not support the Proposed Business Combination.
- Isleworth may not hold an annual meeting of stockholders until after the consummation of the Proposed Business Combination.
- Isleworth's initial stockholders, directors, executive officers, advisors and their affiliates may elect to purchase shares or public warrants from public stockholders, which may influence the stockholder vote on the Proposed Business Combination and reduce the public "float" of Isleworth's common stock.
- The grant of registration rights to Isleworth's stockholders may make it more difficult to complete the Proposed Business Combination, and the future exercise of such rights may adversely affect the market price of the shares of Iselworth's common stock.
- Iselworth's warrants or founder shares may have an adverse effect on the market price of Iselworth's common stock and make it more difficult to effectuate the Proposed Business Combination.
- Iselworth's management may rely on the availability of all of the funds from the Private Placement to be used as part of the consideration provided for in the Proposed Business Combination. If the Private Placement fails to close, there may be insufficient funds to complete the Proposed Business Combination.

35